LEGG MASON ETF INVESTMENT TRUST

SUPPLEMENT DATED OCTOBER 1, 2018

TO THE PROSPECTUSES

OF THE FUNDS LISTED IN SCHEDULE A

THE FOLLOWING CHANGES ARE EFFECTIVE AS OF OCTOBER 1, 2018.

The following disclosure amends and restates the corresponding section of the Prospectus titled “Shareholder information — Calculation of net asset value” for each of the funds listed in Schedule A to address a change in the utilization of foreign exchange rate times:

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When a fund holds securities or other assets that are denominated in a foreign currency, the fund will use the currency exchange rates, generally determined as of 4:00 p.m. (London time). Foreign markets are open for trading on weekends and other days when a fund does not price its shares. Therefore, the value of a fund’s shares may change on days when you will not be able to purchase or sell the fund’s shares.

SCHEDULE A

Fund	Date of Prospectus
ClearBridge All Cap Growth ETF	February 1, 2018
ClearBridge Dividend Strategy ESG ETF	March 31, 2018
ClearBridge Large Cap Growth ESG ETF	March 31, 2018
Legg Mason Developed ex-US Diversified Core ETF	March 1, 2018
Legg Mason Emerging Markets Diversified Core ETF	March 1, 2018
Legg Mason Emerging Markets Low Volatility High Dividend ETF	March 1, 2018
Legg Mason Global Infrastructure ETF	March 1, 2018
Legg Mason International Low Volatility High Dividend ETF	March 1, 2018
Legg Mason Low Volatility High Dividend ETF	March 1, 2018
Legg Mason Small-Cap Quality Value ETF	July 11, 2017
Legg Mason US Diversified Core ETF	March 1, 2018

Please retain this supplement for future reference.

ETFF471861